SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant |X|
         Filed by a Party other than the Registrant |_|

         Check the appropriate box:
         |_|  Preliminary Proxy Statement       |_| Confidential For Use of the
                                                    Commission Only (as
                                                    permitted by Rule
                                                    14a-6(e)(2))

         |_|  Definitive Proxy Statement
         |X|  Definitive Additional Materials
         |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PHOENIX NETWORK, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|   No fee required.
         |_|   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and
               0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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         |_|   Fee paid previously with preliminary materials:

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         |_|   Check  box if any  part  of the  fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement no.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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

                              PHOENIX NETWORK, INC.
                     13952 DENVER WEST PARKWAY, BUILDING 53
                             GOLDEN, COLORADO 80401



To the Stockholders of Phoenix Network, Inc.:

         In mid-February, Phoenix Network, Inc. mailed to you a Proxy Statement/Prospectus relating to the Phoenix Annual Meeting of Stockholders to be held at 9:30 a.m. on March 30, 1998, at 13952 Denver West Parkway, Building 53, Golden, Colorado. As described in the Proxy Statement/Prospectus, the Phoenix Annual Meeting relates to a proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger dated as of December 31, 1997 among Phoenix, Qwest Communications International Inc. and Qwest 1997-5 Acquisition Corp. The Proxy Statement/Prospectus describes in detail the merger contemplated by the Phoenix/Qwest Merger Agreement, the business of Qwest, and the common stock of Qwest that you will receive in exchange for your Phoenix shares in the event that the Phoenix/Qwest merger is consummated.

         Several events have occurred since mid-February that may be relevant to your decision whether to vote to approve or disapprove the merger. On March 9, 1998, Qwest announced that it has agreed to acquire LCI International, Inc. in a merger in which LCI stockholders will receive common stock of Qwest in exchange for their LCI shares. The Qwest/LCI merger is subject to a variety of conditions, including the approval of the stockholders of Qwest and LCI. The Phoenix/Qwest merger is not subject to (i) the approval of the Qwest/LCI merger by the stockholders of Qwest or LCI or (ii) the closing of the Qwest/LCI merger.

         In addition, each of Phoenix and Qwest has filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997.

         We have enclosed for your information (i) the joint press release of Qwest and LCI announcing the Qwest/LCI merger agreement, (ii) the Qwest 1997 Form 10-K, (iii) the LCI 1997 Form 10-K, (iv) the Phoenix 1997 Form 10-K and (v) the Qwest Form 8-K that includes the pro forma combined financial statements of Qwest, Phoenix and LCI that give effect to the closing of the Phoenix/Qwest merger and the Qwest/LCI merger, in each case as though the closing occurred on January 1, 1997.

         We look forward to seeing you at the Phoenix Annual Meeting.

                                   Sincerely,



                                   /s/ WALLACE M. HAMMOND
                                      -----------------------------------
                                       Wallace M. Hammond
                                       Chief Executive Officer and President

                                    EXHIBITS


         The following documents are incorporated by reference:

         1. Press release included as Exhibit 99.1 to Current Report on Form 8-K of Qwest Communications International Inc. dated as of March 9, 1998.

         2. Annual Report on Form 10-K of LCI International, Inc. filed March 17, 1998.

         3. Annual Report on Form 10-K of Phoenix Network, Inc. filed March 11, 1998.

         4. Annual Report on Form 10-K of Qwest Communications International Inc. filed March 19, 1998.

         5. Current Report on Form 8-K of Qwest Communications International Inc. dated as of March 20, 1998.